UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL

FUNDS TRUST

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®

INSTITUTIONAL
FUNDS TRUST

2017 ANNUAL REPORT

October 31, 2017

DIVERSIFIED FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Institutional Funds Trust	October 31, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Institutional Funds Trust

Market Overviews

October 31, 2017 (Unaudited)

Domestic Bond Market Overview

After hiking the federal funds rate at each quarterly meeting from December 2016 through June 2017, the Federal Reserve (the “Fed”) suspended further rate hikes during the September Federal Open Market Committee (“FOMC”) meeting and maintained the target federal funds rate in a range of 1.00% to 1.25%. However, this meeting did usher in a new phase of monetary policy. The quantitative easing policies, which began in 2008, were replaced with balance sheet reduction, which started in October. This phase began slowly, but will increase in future quarters to substantial amounts. The minutes from the September FOMC meeting continued to indicate a divided Fed that is puzzled about the lack of inflation despite tight labor market conditions. While several voting members determined that another increase in the federal funds rate was warranted by year end, a few preferred to remain on hold pending further economic data. Fed Chair Janet Yellen made her case for reduced accommodation by stating that the labor market could become overheated without future rate hikes. Additionally, she indicated that persistently easy monetary policy could lead to financial instability. The initial reading of third quarter gross domestic product was 3.0%, following growth of 3.1% in the second quarter, but measures of inflation remained muted.

During the past year, the 10-year Treasury note touched a low of 1.78% shortly before the U.S. presidential election, moved to a high of 2.63% in March 2017 and has generally been range bound since. It finished October at 2.38%, representing a rise of 55 basis points (0.55%) for the period. Shorter-term rates increased significantly more than longer-term rates as the two-year note increased 76 basis points (0.76%) to 1.60% while the 30-year bond increased just 30 basis points (0.30%) to 2.88%. These moves caused the yield curve to flatten by 46 basis points (0.46%) to 128 basis points (1.28%).

Despite the rise in interest rates, the bond market delivered modestly positive performance for the 12-month period ended October 31, 2017, with a total return on the Bloomberg Barclays U.S. Aggregate Index (the “Index”) of 0.90%. Investors in spread products were generally rewarded during the period as three of the four spread sectors delivered positive excess returns. Corporates led the way with an excess return of 427 basis points (4.27%). Agencies and asset-backed securities followed with excess returns of 136 basis points (1.36%) and 61 basis points (0.61%), respectively. Agency mortgage-backed securities lagged with -10 basis points (-0.10%) of excess return.

Domestic Equity Market Overview

At the beginning of the 12-month period ended October 31, 2017, U.S. presidential election news dominated headlines. Following Donald Trump’s victory, the post-election optimism of investors and the Trump administration’s emphasis on tax cuts and infrastructure spending pushed markets higher. Over the trailing 12 months, the S&P 500 Index and the Dow Jones Industrial Average (“DJIA”) increased 23.6% and 32.1%, respectively. From January 2017 through October 2017, the S&P 500 Index and DJIA were up 16.9% and 20.6%, respectively, while market volatility remained elusive.

With the exception of the Telecommunications sector, all S&P 500 Index sectors were up for the trailing 12-month period. The Information Technology and Financials sectors remained the front runners, followed by the Basic Materials and Industrials sectors. Even with the significant decline in oil prices year-to-date in 2017, the Energy sector was able to pump out a 2.5% trailing 12-month return. The Consumer Staples sector has been hard-hit since this summer’s news about Amazon.com, Inc.’s surprise acquisition of Whole Foods.

With strength in the Information Technology and Health Care sectors, growth stocks continued to trounce value stocks in the trailing 12-month period. While large-cap securities have performed very well thus far, small-cap securities have done even better – perhaps driven by improved prospects of tax reform. The Russell 2000 Index was up 27.9% in the period under review, while the Russell 1000 Index gained 23.7% and the Russell Midcap Index rose 21.1%.

Market Overviews

October 31, 2017 (Unaudited)

Fed Chair Janet Yellen has reiterated the importance of measured rate normalization following a decade of near-zero interest rates. The Fed increased short-term interest rates by 0.25% in December 2016, March 2017 and June 2017. Following the June 2017 rate hike, short-term interest rates ranged from 1.00% to 1.25%. Long-term inflation expectations initially increased sharply in the wake of the presidential election, but ultimately proved elusive. Consumer confidence consistently surprised to the upside for the last 12 months, despite mixed economic data and slower job growth. Gross domestic product (“GDP”) for first quarter was revised up to 1.4%, driven largely by consumer spending. The upward revision doubled the original 0.7% GDP reported in April, but still undershot expectations. Final second-quarter GDP growth beat expectations at 3.1%. GDP expanded at a 3% annual rate in the third quarter. From a macro perspective, the resilience of the U.S. economy was tested by major hurricanes hitting Texas, Florida and Puerto Rico. With the help of soaring stock prices and rising business and consumer confidence, the U.S. economy posted its best six-month stretch of growth in three years. At the end of the period, investors awaited President Trump’s nominee for Ms. Yellen’s successor.

The U.S. is clearly in the back half of what is being viewed as a very long economic cycle, which continues to be fueled by the acceleration of global profit growth, a pickup in domestic and global manufacturing, and early signs of better capital expenditure and higher wages. In other words, the U.S. economic recovery could very well continue for the foreseeable future. The U.S. equity market appears to be accepting of a gradual return to normalized interest rates and balance-sheet reductions. The U.S. market also appears to be holding its own even in light of headwinds that include everything from natural disasters, to domestic terrorism, to dealing with an unpredictable foreign dictator. The resilience of the U.S. equity market has been notable.

International Equity Market Overview

During the 12-month period ended October 31, 2017, developed international equity markets gained more than 20%. The growth was driven by a mounting investor focus on fundamentals, including rising corporate profits, as well as continued global economic health. International equities mostly benefited in this environment, reaching or approaching all-time highs, yet with valuations still below those of the U.S. market. The economic expansion, which began almost a year ago from a very low base, has become increasingly synchronized across global economies. However, rising geopolitical tensions, such as the one on the Korean peninsula, as well as elevated expectations for global economic growth, could make investors focus on higher market valuations.

Following multiple years of stagnation, corporate profits are accelerating and driving markets higher. This superior, fundamental improvement is partly due to improved global economic growth, greater margin leverage relative to history and cheaper currencies. Meanwhile, bond yields remain at historically low levels. This combination drove money into equities with a cyclical bent. Information Technology, Materials, Financials and Industrials were the strongest sectors, but more defensive sectors like Telecommunications, Health Care and Consumer Staples lagged.

American Beacon Diversified FundSM

Performance Overview

October 31, 2017 (Unaudited)

The inception date of the Diversified Fund (the “Fund”) was March 24, 2017, and returns below reflect performance from inception through October 31, 2017. The AAL Class returned 9.0%, which performed the S&P 500 Index (the “Index”) return of 11.0%.

Comparison of Changes in Value of a $10,000 Investment for the period 3/24/2017 through 10/31/2017

Total Returns for the Period ended October 31, 2017
	Ticker	6 Months*	Since Inception (03/24/2017)	Value of $10,000 03/24/2017- 10/31/2017
AAL Class (2,3)	ZABDFX		9.00%	$10,900
S&P 500 Index (1)		9.10%	11.03%	$11,103

*	Not Annualized

1.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. One cannot directly invest in an index. The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

2.	Performance shown is historical and is not indicative of future returns. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

3.	A portion of the fees charged to the AAL Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

American Beacon Diversified FundSM

Performance Overview

October 31, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds 1.273%, Due 1/31/2019		3.6
U.S. Treasury Notes/Bonds 1.307%, Due 7/31/2018		3.2
Bank of America Corp.		1.6
U.S. Treasury Notes/Bonds 1.203%, Due 4/30/2019		1.5
Citigroup, Inc.		1.3
JPMorgan Chase & Co.		1.2
Microsoft Corp.		1.2
BP PLC		0.9
American International Group, Inc.		0.9
Medtronic PLC		0.8

Total Fund Holdings	584

Sector Allocation (% Equities)
Financials		24.0
Information Technology		13.3
Health Care		11.8
Energy		11.7
Industrials		11.0
Consumer Discretionary		8.4
Consumer Staples		6.3
Materials		6.0
Telecommunication Services		4.2
Utilities		2.2
Real Estate		1.1

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations	52.9
U.S. Agency Mortgage-Backed Obligations	12.7
Financial	11.1
Technology	3.9
Consumer, Non-Cyclical	3.8
Consumer, Cyclical	3.5
Communications	2.4
Asset-Backed Obligations	2.1
Utilities	2.1
Municipal Obligations	1.3
Energy	1.3
Industrial	1.2
Basic Materials	0.8
Foreign Sovereign Obligations	0.5
Commercial Mortgage-Backed Obligations	0.4

American Beacon Diversified FundSM

Performance Overview

October 31, 2017 (Unaudited)

Country Allocation (% Investments)
United Kingdom	19.4
Japan	15.7
France	10.1
Germany	9.7
Switzerland	8.1
Netherlands	6.5
Canada	4.7
Republic of Korea	3.7
United States	3.1
Norway	2.2
Sweden	2.0
Singapore	1.7
China	1.7
Australia	1.6
Italy	1.6
Denmark	1.5
Belgium	1.4
Hong Kong	1.2
Ireland	1.1
Luxembourg	1.0
Spain	0.8
Finland	0.5
Israel	0.4
Portugal	0.3

American Beacon Diversified FundSM

Expense Example

October 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Diversified Fund
	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017-10/31/2017*
AAL
Actual	$1,000.00	$1,070.70	$2.82
Hypothetical**	$1,000.00	$1,022.50	$2.75

*	Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.54% for the AAL Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Institutional Funds TrustSM

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

American Beacon Diversified Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Diversified Fund (the Fund), as of October 31, 2017, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from March 24, 2017 (commencement of operations) to October 31, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Diversified Fund at October 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the period from March 24, 2017 (commencement of operations) to October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2017

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 73.33%
Consumer Discretionary - 6.17%
Auto Components - 1.24%
Adient PLC	5,500	$463,980
Cie Generale des Etablissements Michelin	17,149	2,481,020
Goodyear Tire & Rubber Co.	59,600	1,823,164
Magna International, Inc.	34,000	1,854,700
Valeo S.A.	14,556	985,117

		7,607,981

Automobiles - 0.89%
General Motors Co.	85,800	3,687,684
Harley-Davidson, Inc.	6,800	321,912
Honda Motor Co., Ltd., Sponsored ADR	10,200	317,118
Isuzu Motors Ltd.	78,900	1,143,896

		5,470,610

Hotels, Restaurants & Leisure - 0.14%
Carnival Corp.	5,400	358,506
Norwegian Cruise Line Holdings Ltd.A	8,600	479,450

		837,956

Household Durables - 0.87%
DR Horton, Inc.	20,700	915,147
Lennar Corp., Class A	33,300	1,853,811
Panasonic Corp.	78,400	1,172,501
Sony Corp.	27,500	1,067,301
Tupperware Brands Corp.	5,100	299,625

		5,308,385

Media - 0.83%
CBS Corp., Class B, NVDR	13,800	774,456
Comcast Corp., Class A	23,600	850,308
Discovery Communications, Inc., Class AA	57,500	1,085,600
Discovery Communications, Inc., Class CA	28,300	504,023
Omnicom Group, Inc.	3,700	248,603
Regal Entertainment Group, Class A	33,600	549,360
SES S.A.	39,524	642,712
Sky PLCA	11,384	142,578
Walt Disney Co.	3,000	293,386

		5,091,026

Multiline Retail - 0.88%
Dollar General Corp.	24,200	1,956,328
Don Quijote Holdings Co., Ltd.	44,400	1,848,942
Ryohin Keikaku Co., Ltd.	3,900	1,145,596
Target Corp.	7,700	454,608

		5,405,474

Specialty Retail - 1.21%
Advance Auto Parts, Inc.	10,300	841,922
Bed Bath & Beyond, Inc.	16,500	328,350
Home Depot, Inc.	13,600	2,254,608
Kingfisher PLC	296,789	1,232,208
Lowe’s Cos, Inc.	25,300	2,022,735
Mr Price Group Ltd.	57,246	709,565

		7,389,388

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 73.33% (continued)
Consumer Discretionary - 6.17% (continued)
Textiles, Apparel & Luxury Goods - 0.11%
Hanesbrands, Inc.	30,900	$695,250

Total Consumer Discretionary		37,806,070

Consumer Staples - 4.65%
Beverages - 1.44%
Anheuser-Busch InBev S.A.	12,418	1,519,559
Carlsberg A/S, Class B	10,947	1,250,082
Coca-Cola Co.	29,900	1,374,802
Diageo PLC	38,191	1,304,605
Kirin Holdings Co., Ltd.	46,400	1,103,635
Molson Coors Brewing Co., Class B	13,300	1,075,571
Suntory Beverage & Food Ltd.	25,800	1,177,626

		8,805,880

Food & Staples Retailing - 0.96%
CVS Health Corp.	29,400	2,014,782
Kroger Co.	51,400	1,063,980
Seven & i Holdings Co., Ltd.	18,000	723,768
Wal-Mart Stores, Inc.	8,100	707,211
Walgreens Boots Alliance, Inc.	20,500	1,358,535

		5,868,276

Food Products - 0.45%
Archer-Daniels-Midland Co.	26,300	1,074,881
Kellogg Co.B	5,600	350,168
Mondelez International, Inc., Class A	31,600	1,309,188

		2,734,237

Personal Products - 0.71%
Kao Corp.	17,520	1,053,311
Unilever N.V.	28,200	1,634,472
Unilever PLC	29,162	1,653,642

		4,341,425

Tobacco - 1.09%
Altria Group, Inc.	24,100	1,547,702
British American Tobacco PLC	34,940	2,260,415
Imperial Brands PLC, Sponsored ADR	29,000	1,198,860
Philip Morris International, Inc.	16,200	1,695,168

		6,702,145

Total Consumer Staples		28,451,963

Energy - 8.58%
Energy Equipment & Services - 0.93%
Halliburton Co.	25,500	1,089,870
Helmerich & Payne, Inc.B	25,900	1,406,629
National Oilwell Varco, Inc.	20,900	714,571
Oceaneering International, Inc.	13,300	268,926
Precision Drilling Corp.A	55,900	167,687
SBM Offshore N.V.	69,470	1,239,726
Tenaris S.A.	60,167	823,505

		5,710,914

Oil, Gas & Consumable Fuels - 7.65%
Anadarko Petroleum Corp.	15,200	750,424
Andeavor	7,000	743,680
Apache Corp.	38,500	1,592,745

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 73.33% (continued)
Energy - 8.58% (continued)
Oil, Gas & Consumable Fuels - 7.65% (continued)
BP PLC, ADR	142,498	$5,795,394
BP PLC	329,930	2,235,679
Caltex Australia Ltd.	21,852	572,979
Canadian Natural Resources Ltd.	76,900	2,683,810
Chevron Corp.	16,800	1,946,952
Cobalt International Energy, Inc.A	10,133	9,829
ConocoPhillips	74,600	3,815,790
Devon Energy Corp.	43,200	1,594,080
Eni SpA	81,433	1,331,795
EQT Corp.	19,800	1,238,292
Galp Energia SGPS S.A.	60,810	1,130,518
Hess Corp.	30,800	1,360,128
Husky Energy, Inc.A	37,500	486,009
Inpex Corp.	64,900	687,499
Kinder Morgan, Inc.	50,900	921,799
Kosmos Energy Ltd.A	53,300	409,344
Marathon Oil Corp.	129,000	1,834,380
Murphy Oil Corp.	36,700	981,725
Phillips 66	44,900	4,089,492
Pioneer Natural Resources Co.	7,300	1,092,591
Royal Dutch Shell PLC, Class A	69,482	2,182,943
Royal Dutch Shell PLC, Class B	70,835	2,278,135
Royal Dutch Shell PLC, Class A, Sponsored ADR	18,800	1,184,964
Statoil ASAB	83,529	1,691,442
Suncor Energy, Inc.	16,000	543,214
TOTAL S.A.	29,254	1,631,242

		46,816,874

Total Energy		52,527,788

Financials - 17.60%
Banks - 9.95%
Banco Bilbao Vizcaya Argentaria S.A., Sponsored ADRB	206,453	1,804,399
Bangkok Bank PCL	151,400	916,056
Bank of America Corp.	362,900	9,939,831
Bankia S.A.	42,526	203,050
Barclays PLC	464,310	1,146,704
BNP Paribas S.A., ADR	19,200	751,066
BNP Paribas S.A.	20,190	1,576,668
BOK Financial Corp.	12,100	1,046,287
CIT Group, Inc.	7,600	354,312
Citigroup, Inc.	111,600	8,202,600
Citizens Financial Group, Inc.	30,700	1,166,907
Credit Agricole S.A.	38,142	665,557
Cullen/Frost Bankers, Inc.	10,700	1,053,950
DBS Group Holdings Ltd.	136,000	2,272,819
East West Bancorp, Inc.	12,419	743,153
First Republic Bank	4,564	444,534
Hana Financial Group, Inc.	27,147	1,161,868
HSBC Holdings PLC	172,800	1,687,820
ING Groep N.V.	74,440	1,375,243
JPMorgan Chase & Co.	74,600	7,505,506
Kasikornbank PCL	140,300	962,926
KB Financial Group, Inc., ADR	14,620	767,696
KBC Group N.V.	9,600	797,428
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	170,900	1,160,411
National Bank of Canada	38,667	1,876,553

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 73.33% (continued)
Financials - 17.60% (continued)
Banks - 9.95% (continued)
Nordea Bank AB	109,313	$1,321,421
PNC Financial Services Group, Inc.	8,100	1,107,999
Standard Chartered PLCA	145,020	1,445,333
Sumitomo Mitsui Financial Group, Inc.	32,200	1,279,164
UniCredit SpAA	44,108	844,160
United Overseas Bank Ltd.	42,400	765,819
Wells Fargo & Co.	81,900	4,597,866

		60,945,106

Capital Markets - 1.78%
Ameriprise Financial, Inc.	13,100	2,050,674
Bank of New York Mellon Corp.	6,800	349,860
Blackstone Group LP, MLP	57,500	1,914,175
Goldman Sachs Group, Inc.	3,700	897,176
Julius Baer Group Ltd.A	17,585	1,039,959
KKR & Co. LP	135,100	2,708,755
Morgan Stanley	6,800	340,000
State Street Corp.	7,000	644,000
UBS Group AGA	56,040	953,800

		10,898,399

Consumer Finance - 1.43%
Ally Financial, Inc.	23,800	621,894
Capital One Financial Corp.	37,000	3,410,660
Discover Financial Services	16,400	1,091,092
Navient Corp.	42,300	527,058
OneMain Holdings, Inc.A	19,100	606,807
Santander Consumer USA Holdings, Inc.A	63,200	1,051,648
SLM Corp.A	69,000	730,710
Synchrony Financial	22,000	717,640

		8,757,509

Diversified Financial Services - 0.29%
Berkshire Hathaway, Inc., Class BA	9,300	1,738,542

Insurance - 3.99%
Aegon N.V.	202,270	1,194,092
AIA Group Ltd.	137,000	1,030,828
American International Group, Inc.	87,100	5,627,531
Aon PLC	12,300	1,764,189
AXA S.A.	43,170	1,303,930
BB Seguridade Participacoes S.A., Sponsored ADR	153,600	1,305,293
Brighthouse Financial, Inc.A	8,918	554,521
China Life Insurance Co., Ltd., Class H	287,000	949,137
Chubb Ltd.	11,100	1,674,102
Prudential PLC	112,773	2,773,916
Sampo OYJ, Class A	22,601	1,184,178
Sanlam Ltd.	215,743	1,078,810
Swiss Re AG	4,890	460,008
Travelers Companies, Inc.	7,800	1,033,110
UNIQA Insurance Group AG	55,470	568,993
XL Group Ltd.	48,100	1,946,607

		24,449,245

Mortgage Real Estate Investment Trusts (REITs) - 0.07%
Two Harbors Investment Corp.	45,600	446,880

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 73.33% (continued)
Financials - 17.60% (continued)
Thrifts & Mortgage Finance - 0.09%
Radian Group, Inc.	25,900	$542,864

Total Financials		107,778,545

Health Care - 8.58%
Biotechnology - 1.56%
AbbVie, Inc.	32,000	2,888,000
Amgen, Inc.	8,400	1,471,848
Biogen, Inc.A	1,900	592,154
Celgene Corp.A	5,300	535,141
Gilead Sciences, Inc.	9,300	697,128
Shire PLC, ADR	3,400	501,942
Shire PLC	57,496	2,841,479

		9,527,692

Health Care Equipment & Supplies - 1.84%
Baxter International, Inc.	37,500	2,417,625
ConvaTec Group PLCC	13,152	34,219
Danaher Corp.	21,800	2,011,486
Koninklijke Philips N.V.	33,267	1,356,961
Medtronic PLC	63,100	5,080,812
Zimmer Biomet Holdings, Inc.	3,000	364,860

		11,265,963

Health Care Providers & Services - 0.93%
Acadia Healthcare Co., Inc.A	30,700	962,752
Anthem, Inc.	19,800	4,142,358
Sinopharm Group Co., Ltd., Class H	137,200	613,772

		5,718,882

Life Sciences Tools & Services - 0.29%
MorphoSys AGA	11,230	975,339
QIAGEN N.V.A	22,810	772,529

		1,747,868

Pharmaceuticals - 3.96%
Astellas Pharma, Inc.	84,900	1,126,350
Bayer AG	11,400	1,483,296
GlaxoSmithKline PLC	14,304	257,896
GlaxoSmithKline PLC, Sponsored ADR	28,700	1,045,541
Horizon Pharma PLCA	43,800	593,928
Jazz Pharmaceuticals PLCA	2,500	353,825
Johnson & Johnson	9,600	1,338,336
Mallinckrodt PLCA	13,600	430,712
Merck & Co., Inc.	31,500	1,735,335
Merck KGaA	11,750	1,257,697
Mylan N.V.A	20,800	742,768
Novartis AG	31,294	2,578,426
Novartis AG, Sponsored ADR	18,600	1,535,988
Pfizer, Inc.	79,100	2,773,246
Roche Holding AG	6,690	1,545,677
Sanofi	19,080	1,806,697
Sanofi, ADR	42,600	2,014,128
Teva Pharmaceutical Industries Ltd., Sponsored ADR	57,350	791,430
UCB S.A.	11,490	836,374

		24,247,650

Total Health Care		52,508,055

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 73.33% (continued)
Industrials - 8.09%
Aerospace & Defense - 1.47%
BAE Systems PLC	181,490	$1,430,608
Embraer S.A., Sponsored ADR	12,600	241,164
General Dynamics Corp.	12,800	2,598,144
Raytheon Co.	8,000	1,441,600
Rockwell Collins, Inc.	7,000	949,200
Rolls-Royce Holdings PLC, C Shares EntitlementA	3,559,066	4,727
Rolls-Royce Holdings PLCA	77,371	999,857
United Technologies Corp.	5,800	694,608
Zodiac Aerospace	22,480	642,862

		9,002,770

Air Freight & Logistics - 0.21%
Deutsche Post AG	28,156	1,289,598

Airlines - 0.81%
American Airlines Group, Inc.	24,340	1,139,599
Delta Air Lines, Inc.	24,100	1,205,723
Deutsche Lufthansa AG	9,131	291,433
Ryanair Holdings PLC, Sponsored ADRA	11,562	1,296,216
United Continental Holdings, Inc.A	17,100	1,000,008

		4,932,979

Building Products - 0.97%
Assa Abloy AB, Class B	80,250	1,693,833
Cie de Saint-Gobain	16,542	970,384
Johnson Controls International PLC	79,300	3,282,227

		5,946,444

Construction & Engineering - 0.47%
AECOMA	16,200	567,972
Vinci S.A.	23,629	2,313,411

		2,881,383

Electrical Equipment - 0.25%
ABB Ltd.	11,347	296,627
Eaton Corp. PLC	15,300	1,224,306

		1,520,933

Industrial Conglomerates - 0.99%
CK Hutchison Holdings Ltd.	105,000	1,333,126
General Electric Co.	67,600	1,362,816
Honeywell International, Inc.	9,400	1,355,104
KOC Holding A/S, ADRB	27,700	618,264
Siemens AG	9,810	1,399,829

		6,069,139

Machinery - 1.13%
CNH Industrial N.V.	104,000	1,320,800
Cummins, Inc.	8,800	1,556,544
IHI Corp.	28,100	1,004,586
Oshkosh Corp.	23,900	2,188,284
PACCAR, Inc.	4,700	337,131
Parker-Hannifin Corp.	2,800	511,308

		6,918,653

Marine - 0.18%
AP Moller - Maersk A/S, Class B	588	1,129,380

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 73.33% (continued)
Industrials - 8.09% (continued)
Professional Services - 0.54%
RELX PLC	71,101	$1,636,520
Wolters Kluwer N.V.	33,766	1,655,104

		3,291,624

Road & Rail - 0.18%
Canadian National Railway Co.	13,600	1,094,346

Trading Companies & Distributors - 0.89%
AerCap Holdings N.V.A	35,900	1,889,776
Ferguson PLC	29,437	2,058,444
Howden Joinery Group PLC	101,368	552,125
Travis Perkins PLC	47,413	957,168

		5,457,513

Total Industrials		49,534,762

Information Technology - 9.74%
Communications Equipment - 0.63%
Cisco Systems, Inc.	57,600	1,967,040
Telefonaktiebolaget LM Ericsson, Sponsored ADR	302,900	1,893,125

		3,860,165

Electronic Equipment, Instruments & Components - 0.47%
Corning, Inc.	62,400	1,953,744
Omron Corp.	9,700	539,149
TE Connectivity Ltd.	4,000	363,880

		2,856,773

Internet Software & Services - 0.76%
Baidu, Inc., Sponsored ADRA	6,080	1,483,155
NetEase, Inc., ADR	1,300	366,496
Tencent Holdings Ltd.	62,000	2,779,963

		4,629,614

IT Services - 1.02%
Capgemini SE	18,869	2,293,565
Cielo S.A., Sponsored ADR	122,300	841,424
First Data Corp., Class AA	57,600	1,025,856
PayPal Holdings, Inc.A	23,800	1,726,928
Teradata Corp.A	10,400	347,880

		6,235,653

Semiconductors & Semiconductor Equipment - 1.80%
Infineon Technologies AG	30,228	827,636
Microchip Technology, Inc.	23,900	2,265,720
Micron Technology, Inc.A	41,700	1,847,727
QUALCOMM, Inc.	27,000	1,377,270
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	106,300	4,499,679
Versum Materials, Inc.	5,500	231,440

		11,049,472

Software - 3.15%
Adobe Systems, Inc.A	16,100	2,820,076
ANSYS, Inc.A	12,300	1,681,533
Microsoft Corp.	89,700	7,461,246
Oracle Corp.	92,000	4,682,800

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value
COMMON STOCKS - 73.33% (continued)
Information Technology - 9.74% (continued)
Software - 3.15% (continued)
SAP SE	23,428	$2,665,151

		19,310,806

Technology Hardware, Storage & Peripherals - 1.91%
Hewlett Packard Enterprise Co.	232,400	3,235,008
Konica Minolta, Inc.	118,100	1,026,189
Pegatron Corp., GDR	29,280	378,626
Quanta Computer, Inc., GDRC	41,500	488,488
Samsung Electronics Co., Ltd., GDR	5,333	6,575,589

		11,703,900

Total Information Technology		59,646,383

Materials - 4.43%
Chemicals - 2.49%
Air Liquide S.A.	11,920	1,517,631
Air Products & Chemicals, Inc.	14,000	2,232,020
Akzo Nobel N.V.	6,236	564,703
DowDuPont, Inc.	63,000	4,555,530
Eastman Chemical Co.	14,300	1,298,583
LANXESS AG	16,540	1,292,404
Novozymes A/S, Class B	13,383	739,095
PPG Industries, Inc.	16,800	1,952,832
Yara International ASA	22,570	1,071,578

		15,224,376

Construction Materials - 0.71%
CRH PLC	31,110	1,170,973
HeidelbergCement AG	11,640	1,185,993
Martin Marietta Materials, Inc.	9,100	1,973,335

		4,330,301

Containers & Packaging - 0.27%
Crown Holdings, Inc.A	18,500	1,113,145
International Paper Co.	9,900	566,973

		1,680,118

Metals & Mining - 0.88%
BHP Billiton PLC	100,564	1,819,810
Reliance Steel & Aluminum Co.	12,100	929,764
Sumitomo Metal Mining Co., Ltd.	29,500	1,156,079
Tahoe Resources, Inc.	33,800	162,175
thyssenkrupp AG	17,940	478,655
Wheaton Precious Metals Corp.	41,300	856,989

		5,403,472

Paper & Forest Products - 0.08%
Louisiana-Pacific Corp.A	18,900	513,702

Total Materials		27,151,969

Real Estate - 0.79%
Real Estate Management & Development - 0.79%
CK Asset Holdings Ltd.	126,500	1,040,195
Daiwa House Industry Co., Ltd.	78,700	2,865,467
Mitsui Fudosan Co., Ltd.	40,200	928,413

		4,834,075

Total Real Estate		4,834,075

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 73.33% (continued)
Telecommunication Services - 3.11%
Diversified Telecommunication Services - 1.76%
AT&T, Inc.	64,600	$2,173,790
BT Group PLC	174,350	602,758
China Telecom Corp. Ltd., Class H	2,388,000	1,196,847
Singapore Telecommunications Ltd.	472,500	1,306,819
Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	61,200	1,838,448
Telenor ASA	124,877	2,652,566
Verizon Communications, Inc.	21,100	1,010,057

		10,781,285

Wireless Telecommunication Services - 1.35%
China Mobile Ltd.	101,000	1,014,350
KDDI Corp.	36,900	981,361
SoftBank Group Corp.	18,200	1,592,150
Turkcell Iletisim Hizmetleri A/S, ADR	168,600	1,583,154
Vodafone Group PLC, Sponsored ADR	51,300	1,486,674
Vodafone Group PLC	553,420	1,584,713

		8,242,402

Total Telecommunication Services		19,023,687

Utilities - 1.59%
Electric Utilities - 0.45%
Entergy Corp.	14,400	1,242,144
PPL Corp.	6,700	251,652
Red Electrica Corp. S.A.	44,397	983,118
Southern Co.	5,600	292,320

		2,769,234

Gas Utilities - 0.24%
National Fuel Gas Co.	24,850	1,442,542

Independent Power & Renewable Electricity Producers - 0.34%
AES Corp.	84,100	893,983
Calpine Corp.A	78,500	1,172,790

		2,066,773

Multi-Utilities - 0.45%
CenterPoint Energy, Inc.	25,100	742,458
Innogy SEC	22,920	1,066,599
Veolia Environnement S.A.	40,059	949,120

		2,758,177

Water Utilities - 0.11%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	76,100	694,032

Total Utilities		9,730,758

Total Common Stocks (Cost $410,258,291)		448,994,055

PREFERRED STOCKS - 0.08% (Cost $436,362)
Health Care - 0.08%
Health Care Equipment & Supplies - 0.08%
Draegerwerk AG & Co. KGaAD	4,300	494,123

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 6.60%
Basic Materials - 0.13%
Dow Chemical Co.,
4.125%, Due 11/15/2021	$155,000	$164,329
3.500%, Due 10/1/2024	321,000	332,001
EI du Pont de Nemours & Co., 2.200%, Due 5/1/2020	110,000	110,421
Nucor Corp.,
4.125%, Due 9/15/2022	83,000	88,531
4.000%, Due 8/1/2023	85,000	90,091

		785,373

Communications - 0.54%
Amazon.com, Inc., 3.875%, Due 8/22/2037C	115,000	119,206
AT&T, Inc.,
4.450%, Due 4/1/2024	85,000	90,137
4.500%, Due 5/15/2035	114,000	111,119
6.350%, Due 3/15/2040	95,000	110,264
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.750%, Due 2/15/2028C	205,000	198,238
Comcast Corp.,
5.875%, Due 2/15/2018	315,000	318,951
3.150%, Due 3/1/2026	91,000	91,608
eBay, Inc., 2.150%, Due 6/5/2020	145,000	145,114
NBCUniversal Enterprise, Inc., 1.735%, Due 4/1/2021, (3 mo. USD LIBOR + 0.400%)C E	1,405,000	1,406,684
Verizon Communications, Inc.,
3.376%, Due 2/15/2025C	162,000	162,980
4.125%, Due 3/16/2027	265,000	276,536
Walt Disney Co., 1.800%, Due 6/5/2020	285,000	284,308

		3,315,145

Consumer, Cyclical - 0.85%
American Honda Finance Corp., 1.700%, Due 2/22/2019	220,000	219,679
Costco Wholesale Corp., 2.150%, Due 5/18/2021	405,000	405,481
CVS Health Corp., 2.125%, Due 6/1/2021	155,000	152,717
Delphi Corp., 4.150%, Due 3/15/2024	205,000	217,495
Ford Motor Credit Co., LLC,
2.220%, Due 6/15/2018, (3 mo. USD LIBOR + 0.900%)E	508,000	509,771
2.350%, Due 1/9/2020, (3 mo. USD LIBOR + 1.000%)E	733,000	739,934
3.810%, Due 1/9/2024	140,000	143,614
General Motors Financial Co., Inc.,
2.289%, Due 4/13/2020, (3 mo. USD LIBOR + 0.930%)E	1,450,000	1,461,254
3.150%, Due 6/30/2022	145,000	146,524
Home Depot, Inc.,
2.700%, Due 4/1/2023	78,000	79,134
3.350%, Due 9/15/2025	125,000	129,249
McDonald’s Corp., 3.700%, Due 1/30/2026	197,000	205,921
Newell Brands, Inc., 5.500%, Due 4/1/2046	135,000	160,239
PACCAR Financial Corp.,
1.300%, Due 5/10/2019	62,000	61,477
2.200%, Due 9/15/2019	98,000	98,577
Southwest Airlines Co., 2.650%, Due 11/5/2020	120,000	121,751
Toyota Motor Credit Corp., 2.125%, Due 7/18/2019	370,000	371,874

		5,224,691

Consumer, Non-Cyclical - 0.86%
Abbott Laboratories,
2.350%, Due 11/22/2019	130,000	130,803
4.900%, Due 11/30/2046	135,000	151,592
AbbVie, Inc.,
3.600%, Due 5/14/2025	140,000	143,913
4.300%, Due 5/14/2036	93,000	97,538
Amgen, Inc., 4.400%, Due 5/1/2045	140,000	147,408
Anheuser-Busch InBev Finance, Inc.,
1.900%, Due 2/1/2019	1,915,000	1,916,879
2.650%, Due 2/1/2021	255,000	258,254
3.650%, Due 2/1/2026	250,000	257,970

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 6.60% (continued)
Consumer, Non-Cyclical - 0.86% (continued)
Baxalta, Inc., 4.000%, Due 6/23/2025	$73,000	$76,493
Becton Dickinson and Co., 3.125%, Due 11/8/2021	101,000	103,223
Cardinal Health, Inc., 3.200%, Due 3/15/2023	220,000	222,947
Celgene Corp., 5.250%, Due 8/15/2043	100,000	115,826
Genzyme Corp., 5.000%, Due 6/15/2020	41,000	44,003
Humana, Inc., 3.150%, Due 12/1/2022	155,000	158,046
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	65,000	69,399
Kraft Heinz Foods Co.,
3.500%, Due 7/15/2022	150,000	154,987
5.000%, Due 7/15/2035	120,000	131,598
Molson Coors Brewing Co., 3.000%, Due 7/15/2026	195,000	189,907
Philip Morris International, Inc., 2.625%, Due 3/6/2023	95,000	94,791
Reynolds American, Inc., 5.850%, Due 8/15/2045	90,000	110,618
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	190,000	189,720
3.950%, Due 10/15/2042	110,000	112,614
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	205,000	208,554
Zoetis, Inc., 3.000%, Due 9/12/2027	155,000	151,745

		5,238,828

Energy - 0.22%
Buckeye Partners LP, 4.875%, Due 2/1/2021	85,000	90,075
Chevron Corp., 1.790%, Due 11/16/2018	145,000	145,239
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	109,000	116,821
Energy Transfer LP, 5.300%, Due 4/15/2047	57,000	56,468
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	95,000	118,663
EOG Resources, Inc., 4.150%, Due 1/15/2026	105,000	111,858
Marathon Petroleum Corp., 3.625%, Due 9/15/2024	85,000	87,157
MPLX LP,
4.875%, Due 12/1/2024	93,000	101,143
5.200%, Due 3/1/2047	49,000	52,462
Phillips 66, 4.300%, Due 4/1/2022	88,000	94,265
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	57,000	56,412
3.750%, Due 3/1/2028	115,000	115,437
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	67,000	66,683
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	52,000	53,783
TC PipeLines LP, 3.900%, Due 5/25/2027	80,000	80,772

		1,347,238

Financial - 2.26%
American Campus Communities Operating Partnership LP, 3.625%, Due 11/15/2027	140,000	140,028
American Express Co., 4.050%, Due 12/3/2042	160,000	164,580
American Express Credit Corp., 2.125%, Due 3/18/2019	330,000	331,227
Bank of America Corp.,
3.124%, Due 1/20/2023, (3 mo. USD LIBOR + 1.160%)E	405,000	411,200
5.000%, Due 1/21/2044	400,000	464,915
Bank of New York Mellon Corp.,
2.200%, Due 3/4/2019	189,000	189,824
3.250%, Due 5/16/2027	270,000	272,258
BB&T Corp.,
1.450%, Due 1/12/2018	179,000	179,001
2.750%, Due 4/1/2022	315,000	319,118
Boston Properties LP, 3.650%, Due 2/1/2026	250,000	254,521
Capital One Financial Corp., 2.450%, Due 4/24/2019	225,000	226,226
CBOE Holdings, Inc., 3.650%, Due 1/12/2027	190,000	194,225
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	125,000	128,449
Citigroup, Inc.,
2.064%, Due 4/27/2018, (3 mo. USD LIBOR + 0.690%)E	1,088,000	1,090,646
3.700%, Due 1/12/2026	192,000	197,933
3.887%, Due 1/10/2028, (3 mo. USD LIBOR + 1.563%)E	270,000	278,291
Crown Castle International Corp., 3.400%, Due 2/15/2021	91,000	93,538
Digital Realty Trust LP, 3.700%, Due 8/15/2027	145,000	146,890
ERP Operating LP, 3.000%, Due 4/15/2023	83,000	84,476
Goldman Sachs Group, Inc.,
2.908%, Due 6/5/2023, (3 mo. USD LIBOR + 1.053%)E	345,000	344,344

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 6.60% (continued)
Financial - 2.26% (continued)
Goldman Sachs Group, Inc., (continued)
3.500%, Due 1/23/2025	$130,000	$132,025
3.272%, Due 9/29/2025F	140,000	139,513
Intercontinental Exchange, Inc., 2.750%, Due 12/1/2020	98,000	99,993
JPMorgan Chase & Co.,
3.782%, Due 2/1/2028, (3 mo. USD LIBOR + 1.337%)E	245,000	252,283
3.882%, Due 7/24/2038, (3 mo. USD LIBOR + 1.360%)E	215,000	216,828
JPMorgan Chase Bank NA, 1.776%, Due 9/21/2018, (3 mo. USD LIBOR + 0.450%)E	233,000	233,491
KeyCorp, 5.100%, Due 3/24/2021	125,000	136,157
Liberty Mutual Group, Inc., 4.250%, Due 6/15/2023C	122,000	129,739
Mastercard, Inc., 3.375%, Due 4/1/2024	195,000	204,017
Metropolitan Life Global Funding I, 1.544%, Due 9/19/2019C F	770,000	771,081
Morgan Stanley,
3.700%, Due 10/23/2024	350,000	363,619
3.591%, Due 7/22/2028, (3 mo. USD LIBOR + 1.340%)E	230,000	231,520
National Rural Utilities Cooperative Finance Corp.,
1.650%, Due 2/8/2019	98,000	97,786
2.950%, Due 2/7/2024	125,000	126,543
PNC Financial Services Group, Inc., 3.300%, Due 3/8/2022	220,000	227,778
Public Storage, 2.370%, Due 9/15/2022	200,000	198,825
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	205,000	206,986
Simon Property Group LP, 2.200%, Due 2/1/2019	350,000	351,603
State Street Corp., 2.550%, Due 8/18/2020	120,000	122,160
SunTrust Bank, 2.450%, Due 8/1/2022	215,000	214,068
Travelers Companies, Inc., 4.000%, Due 5/30/2047	135,000	141,070
US Bancorp, 1.950%, Due 11/15/2018	560,000	561,336
Ventas Realty LP, 5.700%, Due 9/30/2043	70,000	83,884
Visa, Inc.,
2.800%, Due 12/14/2022	150,000	152,822
3.150%, Due 12/14/2025	180,000	183,973
Vornado Realty LP, 2.500%, Due 6/30/2019	145,000	145,758
Wells Fargo & Co.,
2.150%, Due 1/30/2020, Series N	135,000	135,304
2.550%, Due 12/7/2020	160,000	161,376
2.396%, Due 7/26/2021, (3 mo. USD LIBOR + 1.025%)E	1,968,000	2,011,870
3.000%, Due 10/23/2026	130,000	127,385
4.750%, Due 12/7/2046	135,000	147,533

		13,820,016

Industrial - 0.29%
Burlington Northern Santa Fe LLC, 3.650%, Due 9/1/2025	125,000	131,765
Caterpillar Financial Services Corp., 1.350%, Due 5/18/2019	190,000	188,528
Eaton Corp.,
5.600%, Due 5/15/2018	83,000	84,731
2.750%, Due 11/2/2022	140,000	140,720
Hexcel Corp., 3.950%, Due 2/15/2027	145,000	148,023
John Deere Capital Corp., 1.950%, Due 6/22/2020	230,000	229,520
Northrop Grumman Corp., 3.850%, Due 4/15/2045	235,000	232,901
Stanley Black & Decker, Inc., 2.451%, Due 11/17/2018	255,000	256,786
Union Pacific Corp., 4.100%, Due 9/15/2067	150,000	153,117
United Technologies Corp., 1.900%, Due 5/4/2020	205,000	204,412

		1,770,503

Technology - 0.95%
Analog Devices, Inc., 3.900%, Due 12/15/2025	140,000	147,057
Apple, Inc.
2.400%, Due 5/3/2023	410,000	409,186
4.650%, Due 2/23/2046	956,000	1,089,767
Autodesk, Inc., 3.500%, Due 6/15/2027	145,000	144,538
Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, Due 1/15/2020C	44,000	44,246
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	150,000	148,038
Dell International LLC / EMC Corp.,
3.480%, Due 6/1/2019C	155,000	157,780
4.420%, Due 6/15/2021C	165,000	173,499

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 6.60% (continued)
Technology - 0.95% (continued)
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	$2,112,000	$2,248,524
Intel Corp., 3.300%, Due 10/1/2021	124,000	129,503
Maxim Integrated Products, Inc., 3.450%, Due 6/15/2027	150,000	152,457
Microsoft Corp., 4.450%, Due 11/3/2045	240,000	273,322
Oracle Corp.,
2.500%, Due 5/15/2022	250,000	251,886
4.300%, Due 7/8/2034	168,000	184,956
QUALCOMM, Inc., 3.000%, Due 5/20/2022	105,000	107,130
Xilinx, Inc., 2.950%, Due 6/1/2024	135,000	135,097

		5,796,986

Utilities - 0.50%
Atmos Energy Corp., 3.000%, Due 6/15/2027	145,000	144,349
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	316,000	413,809
Consolidated Edison Co. of New York, Inc., 4.625%, Due 12/1/2054	60,000	67,711
Delmarva Power & Light Co., 3.500%, Due 11/15/2023	114,000	118,813
Dominion Energy, Inc., 2.579%, Due 7/1/2020	135,000	135,739
Duke Energy Corp., 3.550%, Due 9/15/2021	280,000	291,408
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	215,000	230,630
Edison International, 2.950%, Due 3/15/2023	88,000	89,075
Georgia Power Co., 1.950%, Due 12/1/2018	110,000	110,116
MidAmerican Energy Co., 3.100%, Due 5/1/2027	185,000	186,380
National Fuel Gas Co., 3.950%, Due 9/15/2027	205,000	202,700
NiSource Finance Corp.,
3.490%, Due 5/15/2027	105,000	106,442
3.950%, Due 3/30/2048	155,000	153,575
Southern Co.,
2.150%, Due 9/1/2019	98,000	98,137
2.750%, Due 6/15/2020	259,000	262,832
Southern Power Co.,
4.150%, Due 12/1/2025	91,000	96,155
4.950%, Due 12/15/2046, Series F	93,000	99,778
Union Electric Co., 6.700%, Due 2/1/2019	104,000	109,922
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	171,000	176,683

		3,094,254

Total Corporate Obligations (Cost $39,821,182)		40,393,034

FOREIGN CORPORATE OBLIGATIONS - 0.72%
Basic Materials - 0.06%
LYB International Finance II B.V., 3.500%, Due 3/2/2027	160,000	159,895
Potash Corp. of Saskatchewan, Inc., 4.000%, Due 12/15/2026	101,000	105,604
Rio Tinto Finance USA Ltd., 3.750%, Due 6/15/2025	85,000	89,761

		355,260

Communications - 0.04%
Rogers Communications, Inc., 2.900%, Due 11/15/2026	135,000	131,315
TELUS Corp., 2.800%, Due 2/16/2027	106,000	100,883

		232,198

Consumer, Non-Cyclical - 0.07%
Sanofi, 4.000%, Due 3/29/2021	150,000	158,701
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	165,000	163,339
Teva Pharmaceutical Finance Netherlands III B.V., 3.150%, Due 10/1/2026	160,000	141,527

		463,567

Energy - 0.09%
Canadian Natural Resources Ltd., 3.900%, Due 2/1/2025	130,000	134,208
Husky Energy, Inc., 3.950%, Due 4/15/2022	145,000	151,443
Shell International Finance B.V., 1.625%, Due 11/10/2018	280,000	279,841

		565,492

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 0.72% (continued)
Financial - 0.46%
Bank of Montreal, 1.750%, Due 9/11/2019	$260,000	$259,087
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3 mo. USD LIBOR + 1.055%)E	187,000	191,115
Macquarie Bank Ltd., 1.686%, Due 4/4/2019C F	760,000	760,664
National Australia Bank Ltd., 1.825%, Due 5/22/2020, (3 mo. USD LIBOR + 0.510%)C E	875,000	879,043
Royal Bank of Canada, 2.125%, Due 3/2/2020	270,000	270,625
Toronto-Dominion Bank, 2.625%, Due 9/10/2018	330,000	332,625
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	93,000	99,233

		2,792,392

Total Foreign Corporate Obligations (Cost $4,386,522)		4,408,909

FOREIGN SOVEREIGN OBLIGATIONS - 0.13%
European Investment Bank, 2.375%, Due 6/15/2022	150,000	151,658
Kreditanstalt fuer Wiederaufbau, 2.125%, Due 6/15/2022	215,000	214,957
Province of Ontario Canada, 2.500%, Due 4/27/2026	265,000	260,544
Province of Quebec Canada, 2.375%, Due 1/31/2022	185,000	185,838

Total Foreign Sovereign Obligations (Cost $810,685)		812,997

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.10%
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013-C12 ASB	345,000	353,344
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014-C19 A3	271,000	280,540

Total Commercial Mortgage-Backed Obligations (Cost $636,419)		633,884

ASSET-BACKED OBLIGATIONS - 0.53%
Ally Auto Receivables Trust, 1.750%, Due 12/15/2021, 2017 4 A3	465,000	463,522
Americredit Automobile Receivables Trust, 1.530%, Due 7/8/2021, 2016 4 A3	212,000	211,064
AmeriCredit Automobile Receivables Trust, 1.900%, Due 3/18/2022, 2017 3 A3	290,000	289,406
BMW Vehicle Lease Trust, 2.070%, Due 10/20/2020, 2017 2 A3	290,000	290,025
Capital One Multi-Asset Execution Trust, 1.340%, Due 4/15/2022, 2016 A3 A3	397,000	393,922
Chase Issuance Trust, 1.370%, Due 6/15/2021, 2016 A2 A	385,000	382,322
Ford Credit Auto Lease Trust, 2.030%, Due 12/15/2020, 2017 B A3	275,000	275,059
Ford Credit Auto Owner Trust, 2.030%, Due 8/15/2020, 2015 A B	313,000	313,728
GM Financial Automobile Leasing Trust, 2.060%, Due 5/20/2020, 2017 1 A3	386,000	386,755
World Omni Auto Receivables Trust, 1.950%, Due 2/15/2023, 2017 B A3	210,000	209,288

Total Asset-Backed Obligations (Cost $3,218,692)		3,215,091

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 3.09%
Federal Home Loan Mortgage Corp.,
3.500%, Due 8/1/2026	43,709	45,759
3.500%, Due 9/1/2028	291,763	305,186
3.500%, Due 7/1/2042	262,059	270,733
Federal National Mortgage Association,
4.000%, Due 5/1/2026	193,427	202,265
4.000%, Due 6/1/2026	361,792	380,449
3.000%, Due 11/1/2027	326,406	335,662
3.500%, Due 1/1/2028F	134,281	139,551
3.000%, Due 4/1/2032	691,279	708,732
4.500%, Due 4/1/2034	195,280	210,638
3.500%, Due 6/1/2037	369,198	385,009
5.500%, Due 6/1/2038	34,211	38,081
5.000%, Due 5/1/2040	267,458	290,771
5.000%, Due 6/1/2040	206,412	224,593
4.000%, Due 1/1/2041F	164,073	172,990
4.500%, Due 4/1/2041	309,053	332,235
4.500%, Due 10/1/2041	390,030	421,688
5.000%, Due 3/1/2042F	117,680	128,004
3.000%, Due 5/1/2043	442,236	444,888
3.000%, Due 6/1/2043	381,301	383,570
3.500%, Due 6/1/2043	175,440	180,863
3.500%, Due 7/1/2043	184,044	190,134

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 3.09% (continued)
Federal National Mortgage Association, (continued)
4.000%, Due 7/1/2045	$1,188,480	$1,251,081
3.500%, Due 8/1/2045	167,135	171,934
3.500%, Due 11/1/2045	510,366	525,015
4.000%, Due 3/1/2046	972,100	1,026,416
3.000%, Due 4/1/2046	256,812	257,102
3.500%, Due 5/1/2046	637,503	655,801
3.000%, Due 6/1/2046	704,692	705,489
4.000%, Due 7/1/2046	792,132	832,384
3.000%, Due 11/1/2046	954,325	957,424
3.500%, Due 11/1/2046	1,029,442	1,062,014
3.500%, Due 3/1/2047	131,678	135,862
4.500%, Due 6/1/2047	175,335	187,674
3.500%, Due 9/1/2047	485,775	499,718
4.000%, Due 10/1/2047	344,013	361,757
Government National Mortgage Association,
5.000%, Due 10/15/2039	125,347	138,792
3.500%, Due 9/15/2041	349,034	362,916
3.500%, Due 3/15/2043	257,761	268,947
3.500%, Due 3/20/2045	410,103	427,337
3.000%, Due 1/20/2046	682,987	691,698
3.000%, Due 6/20/2046	340,137	344,475
4.000%, Due 3/20/2047	649,246	683,003
4.000%, Due 7/20/2047	351,390	370,286
3.500%, Due 8/20/2047	209,020	217,077
4.000%, Due 8/20/2047	641,525	676,541
4.500%, Due 10/20/2047	284,161	302,687

Total U.S. Agency Mortgage-Backed Obligations (Cost $18,878,473)		18,905,231

U.S. TREASURY OBLIGATIONS - 12.88%
U.S. Treasury Notes/Bonds,
1.307%, Due 7/31/2018, (3 mo. Treasury money market yield + 0.174%)E	19,340,000	19,368,135
1.303%, Due 10/31/2018, (3 mo. Treasury money market yield + 0.170%)E	2,359,000	2,363,719
1.273%, Due 1/31/2019, (3 mo. Treasury money market yield + 0.140%)E	22,104,000	22,147,039
1.203%, Due 4/30/2019, (3 mo. Treasury money market yield + 0.070%)E	9,185,000	9,187,887
0.750%, Due 7/15/2019	3,440,000	3,392,566
1.193%, Due 7/31/2019, (3 mo. Treasury money market yield + 0.060%)E	4,735,000	4,735,545
2.000%, Due 11/15/2021	4,110,000	4,128,624
2.000%, Due 2/15/2022	3,925,000	3,936,959
2.375%, Due 8/15/2024	4,170,000	4,211,863
2.000%, Due 11/15/2026	790,000	767,226
3.125%, Due 11/15/2041	1,580,000	1,667,023
2.500%, Due 5/15/2046	3,190,000	2,955,111

Total U.S. Treasury Obligations (Cost $78,699,526)		78,861,697

MUNICIPAL OBLIGATIONS - 0.31% (Cost $1,775,979)
Municipal Electric Authority of Georgia, 6.655%, Due 4/1/2057, BAB	1,542,000	1,915,873

	Shares

SHORT-TERM INVESTMENTS - 1.94% (Cost $11,909,698)
Investment Companies - 1.94%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%G H	11,909,698	11,909,698

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

SECURITIES LENDING COLLATERAL - 0.70% (Cost $4,289,326)
Investment Companies - 0.70%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%G H	4,289,326	$4,289,326

TOTAL INVESTMENTS - 100.41% (Cost $575,121,155)		614,833,918
LIABILITIES, NET OF OTHER ASSETS - (0.41%)		(2,516,209)

TOTAL NET ASSETS - 100.00%		$612,317,709

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at October 31, 2017.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $6,392,466 or 1.04% of net assets. The Fund has no right to demand registration of these securities.

D A type of Preferred Stock that has no maturity date.

E Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2017.

F Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

G 7-day yield.

H The Fund is affiliated by having the same investment advisor.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PLC - Public Limited Company.

Futures Contracts Open on October 31, 2017:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	38	December 2017	$3,745,090	$3,814,060	$68,970
Mini MSCI Emerging Markets Index Futures	18	December 2017	996,580	1,011,780	15,200
S&P 500 E-Mini Index Futures	37	December 2017	4,656,455	4,759,495	103,040

			$9,398,125	$9,585,335	$187,210

Index Abbreviations:
MSCI	Morgan Stanley Capital International
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2017

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2017, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$448,989,328	$4,727	$-	$448,994,055
Preferred Stocks	494,123	-	-	494,123
Corporate Obligations	-	40,393,034	-	40,393,034
Foreign Corporate Obligations	-	4,408,909	-	4,408,909
Foreign Sovereign Obligations	-	812,997	-	812,997
Commercial Mortgage-Backed Obligations	-	633,884	-	633,884
Asset-Backed Obligations	-	3,215,091	-	3,215,091
U.S. Agency Mortgage-Backed Obligations	-	18,905,231	-	18,905,231
U.S. Treasury Obligations	-	78,861,697	-	78,861,697
Municipal Obligations	-	1,915,873	-	1,915,873
Short-Term Investments	11,909,698	-	-	11,909,698
Securities Lending Collateral	4,289,326	-	-	4,289,326

Total Investments in Securities - Assets	$465,682,475	$149,151,443	$-	$614,833,918

Financial Derivative Instruments - Assets
Futures Contracts	$187,210	$-	$-	$187,210

Total Financial Derivative Instruments—Assets	$187,210	$-	$-	$187,210

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended October 31, 2017, there were no transfers between levels.

See accompanying notes

American Beacon Diversified FundSM

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in unaffiliated securities, at fair value†	$598,634,894
Investments in affiliated securities, at fair value‡	16,199,024
Foreign currency, at fair value^	48
Cash	100,380
Deposit with brokers for futures contracts	339,200
Dividends and interest receivable	1,064,963
Receivable for investments sold	2,203,893
Receivable for tax reclaims	151,924
Receivable for variation margin on open futures contracts (Note 5)	26,371
Prepaid expenses	8,514

Total assets	618,729,211

Liabilities:
Payable for investments purchased	1,085,360
Payable upon return of securities loaned§	4,289,326
Management and sub-advisory fees payable (Note 2)	489,154
Transfer agent fees payable	970
Custody and fund accounting fees payable	429,707
Professional fees payable	75,845
Trustee fees payable (Note 2)	1,543
Payable for prospectus and shareholder reports	38,529
Other liabilities	1,068

Total liabilities	6,411,502

Net assets	$612,317,709

Analysis of net assets:
Paid-in-capital	$560,772,165
Undistributed net investment income	6,973,289
Accumulated net realized gain	4,668,466
Unrealized appreciation of investments in unaffiliated securitiesA	39,712,763
Unrealized appreciation of foreign currency transactions	3,816
Unrealized appreciation of futures contracts	187,210

Net assets	$612,317,709

Shares outstanding at no par value (unlimited shares authorized)	56,151,952
Net assets	$612,317,709
Net asset value, offering and redemption price per share	$10.90

† Cost of investments in unaffiliated securities	$558,922,131
‡ Cost of investments in affiliated securities	$16,199,024
§ Fair value of securities on loan	$4,148,555
^ Cost of foreign currency	$48
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Operations

For the period ended October 31, 2017A

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$6,703,953
Dividend income from affiliated securities	105,292
Interest income	1,859,236
Income derived from securities lending (Note 9)	3,684

Total investment income	8,672,165

Expenses:
Management and sub-advisory fees (Note 2)	1,109,552
Transfer agent fees	2,594
Custody and fund accounting fees	429,707
Professional fees	308,310
Registration fees and expenses	232
Prospectus and shareholder report expenses	53,227
Trustee fees (Note 2)	24,782
Other expenses	6,225

Total expenses	1,934,629

Net investment income	6,737,536

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesB	3,446,818
Commission recapture (Note 1)	441
Foreign currency transactions	163,953
Forward foreign currency contracts	109
Futures contracts	1,292,898
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesC	39,712,763
Foreign currency transactions	3,816
Futures contracts	187,210

Net gain from investments	44,808,008

Net increase in net assets resulting from operations	$51,545,544

† Foreign taxes	$455,293
A Commencement of operations, March 24, 2017 through October 31, 2017.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Changes in Net Assets

From March 24, 2017A to October 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$6,737,536
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, forward foreign currency contracts, and futures contracts	4,904,219
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	39,903,789

Net increase in net assets resulting from operations	51,545,544

Capital share transactions:
Proceeds from sales of shares (Note 1)	581,012,142
Cost of shares redeemed	(20,239,977)

Net increase in net assets from capital share transactions	560,772,165

Net increase in net assets	612,317,709

Net assets:
Beginning of period	–

End of period*	$612,317,709

*Includes undistributed net investment income	$6,973,289

A Commencement of operations.

See accompanying notes

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

1.  Organization and Significant Accounting Policies

American Beacon Institutional Funds Trust (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. The Fund is not registered under the Securities Act of 1933 and is not available for sale to the public. As of October 31, 2017, the Trust consists of one active series presented in this filing: American Beacon Diversified Fund (the “Fund”).

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

The Fund was created to facilitate a customized allocation solution for the benefit of American Airlines, Inc. (“AA”) as a private placement offering. The Fund holds investments in AA’s health and welfare plans that were previously held in the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon International Equity Fund, and American Beacon Acadian Emerging Markets Managed Volatility Fund, all affiliates of the Fund. On March 24, 2017, the inception date of the Fund, the American Beacon Balanced Fund elected to contribute securities and cash. The securities, valued at $377,580,214, were contributed in kind and cash of $29,639,510 was contributed as consideration for their subscription to the Fund. The American Beacon Large Cap Value Fund, American Beacon International Equity Fund and American Beacon Acadian Emerging Markets Managed Volatility Fund contributed cash of $5,232,781, $114,273,856 and $48,992,136, respectively as consideration for their subscriptions to the Fund.

The Fund commenced operations on March 24, 2017 with one class of shares, the AAL Class. The Class generally requires an initial investment of $100,000 and is offered only to retirement and benefit plans of AA and its affiliates.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a controlling ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of October 31, 2017, based on management’s evaluation of the shareholder account base, exclusive of omibus accounts, four accounts in the Fund have been identified as representing an unaffiliated controlling ownership of approximately 89% of the Fund’s outstanding shares.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized fee of 0.10% based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily.

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Aristotle Capital Management LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC; and Templeton Investment Counsel, LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fees that are calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the period ended October 31, 2017 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.10%	$358,197
Sub-Advisor Fees	0.17%	751,355

Total	0.27%	$1,109,552

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the period ended October 31, 2017, the Manager received securities lending fees of $1,360 for the securities lending activities of the Fund.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended October 31, 2017, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Diversified	$12,937	$631	$13,568

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

Fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended October 31, 2017, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the period ended October 31, 2017, there were no waived and/or reimbursed expenses.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value pursuant to procedures established by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities (“ABS”)

ABS may include mortgage-backed securities (“MBS”), loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended October 31, 2017 are disclosed in the Fund’s Notes to the Schedule of Investments.

Mortgage-Backed Securities (“MBS”)

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. The Fund may invest in municipal securities that pay taxable or tax exempt interest. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles (“SPV”)) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae and Freddie Mac), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the over-the-counter (“OTC”) market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank obligations (“FFCB”), U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the period ended October 31, 2017, the Fund entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations. At October 31, 2017 there were no forward foreign currency contracts held by the Fund.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amount Outstanding Period Ended October 31, 2017
Fund	Purchased Contracts	Sold Contracts
Diversified	$–	$13,177

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended October 31, 2017, the Fund entered into futures contracts primarily for exposing cash to markets.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended October 31, 2017
Diversified	125

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Derivatives not accounted for as hedging instruments
Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$187,210	$187,210

The effect of financial derivative instruments on the Statement of Operations for the period ended October 31, 2017:

	Derivatives not accounted for as hedging instruments
Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$1,292,898	$1,292,898
Forward foreign currency contracts	$–	$109	$–	$–	$–	$109

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$187,210	$187,210

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, extension risk, interest rate risk and prepayment risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts, and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Equity Investment Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

Foreign Investing Risk

The Funds may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Funds may also invest in local currency investments. ADRs are subject to many of the risks inherent in currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate in December 2016, March 2017, and June 2017 and signals one more hike in 2017. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Liquidity Risk

The Fund is susceptible to the risk that certain fixed-income investments may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations,

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

which may result in losses or may be costly to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s net asset value (“NAV”), (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Mortgage-Backed and Mortgage Related Securities Risk

Certain mortgage-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and FHLB are not guaranteed by the U.S. Treasury, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The Fund’s investment in CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. The cash flows and yields on interest only (“IO”) and principal only (“PO”) are extremely sensitive to the rate of principal payments (including prepayments)

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. Inverse IOs and POs, which are fixed-income securities with a floating or variable rate of interest, may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Redemption Risk

Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks; i) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, FHLB, FFCB, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk

The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2017.

Offsetting of Financial and Derivative Assets as of October 31, 2017:
	Assets	Liabilities
Futures Contracts	$187,210	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$187,210	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(187,210)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$4,289,326	$-	$-	$-	$4,289,326

Total Borrowings	$4,289,326	$-	$-	$-	$4,289,326

Gross amount of recognized liabilities for securities lending transactions and sale buy-back transactions					$4,289,326

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

There were no distributions for the period ended October 31, 2017.

As of October 31, 2017 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified	$575,450,593	$50,656,401	$(11,269,192)	$39,387,209

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Distributable Earnings
Diversified	$39,387,209	$11,269,318	$889,017	$-	$-	$51,545,544

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and the realization for tax purposes of unrealized gains from passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency and paydown reclasses as of October 31, 2017:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Diversified	$-	$235,753	$(235,753)	$-

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2017, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended October 31, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Diversified	$307,418,301	$53,919,507	$146,504,425	$46,118,469

A summary of the Fund’s transactions in the USG Select Fund for the period ended October 31, 2017 were as follows:

Fund	Type of Transaction	March 24, 2017 Shares/Fair Value	Purchases	Sales	October 31, 2017 Shares/Fair Value	Dividend Income
Diversified	Direct	$-	$318,280,353	$306,370,655	$11,909,698	$105,292
Diversified	Securities Lending	-	20,768,460	16,479,134	4,289,326	N/A

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2017

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2017, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Diversified	$4,148,555	$4,289,326	$-	$4,289,326

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund:

	March 24, 2017A to October 31, 2017A
Diversified Fund	Shares	Amount
Shares sold	58,068,228	$581,012,142
Shares redeemed	(1,916,276)	(20,239,977)

Net increase in shares outstanding	56,151,952	$560,772,165

A Commencement of Operations.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Diversified FundSM

Financial Highlights

(For a share outstanding throughout the period)

	March 24, 2017A to October 31, 2017
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.12
Net gains on investments (both realized and unrealized)	0.78

Total income from investment operations	0.90

Net asset value, end of period	$10.90

Total returnB	9.00%	C

Ratios and supplemental data:
Net assets, end of period	$612,317,709
Ratios to average net assets:
Expenses, before reimbursements	0.53%	D
Expenses, net of reimbursements	0.53%	D
Net investment income, before expense reimbursements	1.86%	D
Net investment income, net of reimbursements	1.86%	D
Portfolio turnover rate	34%	E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from March 24, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

American Beacon Diversified FundSM

Federal Tax Information

October 31, 2017 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Fund paid no distributions for the year ending October 31, 2017.

Shareholders will receive notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Approvals Related to American Beacon Diversified Fund

At its February 27-28, 2017 meetings, the Board of Trustees (“Board”) considered: (1) the approval of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Institutional Funds Trust (“Trust”), on behalf of the American Beacon Diversified Fund (“Fund”), a new series of the Trust, and (2) the approval of new investment advisory agreements (each, an “Advisory Agreement”) among the Manager, the Trust, on behalf of the Fund, and each of (i) Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), (ii) Brandywine Global Investment Management, LLC (“Brandywine”), (iii) Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), (iv) Lazard Asset Management LLC (“Lazard”), (v) Templeton Investment Counsel, LLC (“Templeton”), and (vi) Aristotle Capital Management, LLC (“Aristotle”), the Fund’s proposed subadvisers (each, a “Subadviser”).

Approval of American Beacon Advisors, Inc.

Prior to the meeting, the Board reviewed information provided by the Manager in response to requests from the Board in connection with the Board’s consideration of the Management Agreement for the Fund, and the Investment Committee of the Board met with representatives of the Manager. The Board also considered information that had been provided by the Manager to the Board of American Beacon Funds (the “Beacon Trust”) and American Beacon Select Funds (together with the Beacon Trust, the “AB Trusts”) at its May 17, 2016 and June 7-8, 2016 meetings in connection with the review of the current Management Agreement between the Manager and the AB Trusts as it related to the existing series of the AB Trusts (“Existing Funds”).

Provided below is an overview of the primary factors the Board considered at its February 27-28, 2017 meetings at which the Board considered the approval of the Management Agreement with respect to the Fund. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors with respect to the Fund: (1) the nature and quality of the services to be provided; (2) the potential materiality of the estimated costs to be incurred by the Manager in rendering its services and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with the Existing Funds; and (6) any other benefits derived or anticipated to be derived by the Manager from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreement was in the best interests of the Fund.

Nature, Extent and Quality of Services. The Board considered that it had reviewed the Management Agreement between the Manager and the AB Trusts as it relates to the Existing Funds at its May 17, 2016 and June 7-8, 2016 meetings. At those meetings, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Existing Funds and the background and experience of the Manager’s key investment personnel. At its May 17, 2016 and June 7-8, 2016 meetings, the Board also considered the Manager’s representations regarding the Manager’s disciplined investment approach and goal to provide above average long-term performance on behalf of the Existing Funds and the Manager’s culture of compliance and support for compliance operations that reduces risks to the Existing Funds. The Board considered the Manager’s representation that the advisory, administrative and related services proposed to be provided to the Fund will be consistent with the services provided to the Existing Funds, except that, since the Fund will have only have one share class and the Fund’s shares will be issued solely in private placement

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933 and Regulation D thereunder, the Manager will not provide to the Fund certain services that it provides to the Existing Funds, such as services related to the Existing Funds’ multiple class structure. The Board also considered that, since the Fund will be self-distributed, the Manager’s services to the Fund will include the preparation of any required state registrations or other filings, but will not include the oversight of financial intermediaries. In addition, the Board considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the services to be provided by the Manager were appropriate for the Fund.

Investment Performance. The Board considered that the Fund is new and, therefore, had no historical performance for the Board to review with respect to the Manager. The Board also considered that it would review the historical investment performance record relevant to each Subadviser’s investment professionals in connection with its consideration of the Advisory Agreements.

Costs of the Services Provided to the Fund and the Profits or Losses to be Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager with respect to the Fund. The Board also considered that the Manager will receive certain fees related to securities lending, to the extent the Fund engages in securities lending activities. The Board considered the Manager’s representation that its accounting system does not provide for cost allocation, except for those expenses which are specifically identifiable as expenses of the Fund. Accordingly, except for those expenses, the Manager created an allocation of expenses based upon the estimated percentage of time spent by its employees on distribution and non-distribution related business. The Board then considered that, at assumed asset levels, the Manager was projected to earn a pre-tax profit on both a pre-distribution and post-distribution basis from its first year of rendering services to the Fund. The Board also considered the amount of those projected profits.

Comparisons of the amounts to be paid to the Manager under the Management Agreement and other funds in the relevant Morningstar category. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged by the Manager to comparable funds. The Board considered that the management fee rate proposed by the Manager for the Fund, both on a stand-alone basis and when combined with the proposed advisory fee rates to be paid to each Subadviser, is lower than the average advisory fee rates paid by peer group funds in the Fund’s Morningstar, Inc. (“Morningstar”) category in which the Manager expects the Fund to be placed. This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the Fund, in light of all the factors considered.

Economies of Scale. The Board considered that breakpoints were not included in the proposed management fee and considered the Manager’s representation that the proposed management fee rate for the Fund reflects economies of scale for the benefit of the Fund’s shareholders.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s representation that it does not expect to benefit from the float on any Fund monies, but that the Manager will benefit from the Fund’s investment of its cash sweep accounts and securities lending collateral in the American Beacon U.S. Government Money Market Select Fund, a series of the American Beacon Select Funds. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable with respect to the Fund; (2) determined that the Fund and its shareholders would benefit from the Manager’s management of the Fund; and (3) approved the Management Agreement on behalf of the Fund.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Approval of the Subadvisers

Prior to the meeting, the Board reviewed information provided by each Subadviser in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Advisory Agreements. With respect to each Subadviser, except for Aristotle, the Board also considered information that had been provided by the Subadviser to the Board of the Beacon Trust at its May 17, 2016 and June 7-8, 2016 meetings in connection with the review of the current investment advisory agreement among the Subadviser, the Manager and the Beacon Trust, on behalf of the Existing Funds for which the Subadviser serves as subadviser. In addition, the Investment Committee of the Board met with representatives of Aristotle.

Provided below is an overview of the primary factors the Board considered at its February 27-28, 2017 meetings at which the Board considered the approval of each Advisory Agreement. With respect to each Subadviser, in determining whether to approve the Advisory Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of the Subadviser; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Subadviser with other clients; and (6) any other benefits anticipated to be derived by the Subadviser from its relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by each Subadviser from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and each Subadviser with respect to the negotiation of the advisory fee rate on behalf of the Fund.

The Board did not identify any particular information that was most relevant to its consideration of an Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Advisory Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Advisory Agreement were reasonable and fair and that the approval of the Advisory Agreement was in the best interests of the Fund.

Nature, extent and quality of the services to be provided by each Subadviser. With respect to each Subadviser, except for Aristotle, the Board considered that it had reviewed the investment advisory agreement among the Subadviser, the Manager and the Beacon Trust as it relates to the Existing Funds for which the Subadviser serves as subadviser at its May 17, 2016 and June 7-8, 2016 meetings. At those meetings, the Board received detailed information regarding the Subadviser, including information with respect to the Subadviser’s financial condition and the adequacy of its compliance program. The Board considered the representation of each Subadviser, except for Aristotle, that there has been no material change to any relevant information provided by the Subadviser to the Board in connection with the May 17, 2016 and June 7-8, 2016 meetings, and that no relevant information would be materially different with respect to the Fund. At its February 27-28, 2017 meetings, the Board also considered information regarding each Subadviser’s principal business activities, its reputation, investment resources, infrastructure and overall capabilities to perform the services under the Advisory Agreement. With respect to Aristotle, the Board also considered information regarding Aristotle’s financial condition and the adequacy of its compliance program. The Board also considered the background and experience of the personnel who will be assigned responsibility for managing the Fund. In addition, the Board also took into consideration the Manager’s recommendation of each Subadviser. The Board considered each Subadviser’s representation that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by each Subadviser were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve each Advisory Agreement.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations With Respect to Barrow, Hanley, Mewhinney & Strauss, LLC

Performance of Barrow. The Board considered that it was proposed that Barrow would manage two separate sleeves of the Fund: a Large Cap Value Sleeve and a Fixed Income Sleeve. With respect to the Large Cap Value sleeve of the Fund, the Board evaluated the information provided by Barrow and the Manager regarding the performance of Barrow’s portion of the American Beacon Large Cap Value Fund and American Beacon Balanced Fund (equity sleeve) and Barrow’s Large Cap Value Composite relative to the performance of the S&P 500 Index, the Russell 1000 Value Index, the Morningstar U.S. Fund Large Value category (“Morningstar Large Value Category”) and a peer group of funds included in the Large Cap Value Institutional Morningstar category with assets of at least $100 million (“Large Cap Value Peer Group”). The Board representations made by Barrow and the Manager that, for various periods ended December 31, 2016, Barrow’s portion of the American Beacon Large Cap Value Fund and American Beacon Balanced Fund (equity sleeve) and Barrow’s Large Cap Value Composite generally underperformed the S&P 500 Index, the Russell 1000 Value Index and the Large Cap Value Peer Group, but that the performance of Barrow’s Large Cap Value Composite generally was favorable relative to the Morningstar Large Value Category. The Board considered Barrow’s representation that, among other factors, an underweight position in the utilities, telecommunications consumer staples and real estate sectors had contributed to underperformance during the applicable periods. The Board also considered Barrow’s representation that its value approach to investing will benefit from recent market events.

With respect to the Fixed Income Sleeve of the Fund, the Board evaluated the information provided by Barrow and the Manager regarding the performance of Barrow’s portion of the American Beacon Balanced Fund (fixed income sleeve) and Barrow’s Core Bond Composite relative to the performance of the Bloomberg Barclays US Aggregate Bond Index (“Barclays Aggregate Index”), the Morningstar U.S. Fund Intermediate Bond category (“Morningstar Intermediate Category”) and a peer group of funds in the Intermediate Investment Grade (4-6) Institutional Morningstar category with an average credit quality of A or better (“Fixed Income Peer Group”). The Board considered representations made by Barrow and the Manager that, for various periods ended December 31, 2016: (i) the performance of Barrow’s portion of the American Beacon Balanced Fund (fixed income sleeve) generally was favorable relative to the Barclays Aggregate Index (ii) the longer-term performance of Barrow’s Core Bond Composite generally was favorable relative to the Barclays Aggregate Index and the Morningstar Intermediate Category, and (iii) the American Beacon Balanced Fund and Barrow’s Core Bond Composite variously outperformed and underperformed the Fixed Income Peer Group. The Board considered Barrow’s representation that, among other factors, the conservative positioning of Barrow’s Core Bond Composite had contributed to underperformance during certain periods.

Based on the foregoing information, the Board concluded that the historical investment performance record of Barrow supported approval of the Advisory Agreement.

Comparisons of the amounts to be paid under the Advisory Agreement with those under contracts between Barrow and its other clients. In evaluating the Advisory Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Barrow on behalf of the Fund. The Board considered that Barrow’s investment advisory fee rate under the Advisory Agreement would be paid to Barrow by the Fund. The Board considered Barrow’s representation that, in calculating the amount of assets under management for purposes of determining the applicable advisory fee rate for the Fund, all other assets managed by Barrow in the same strategy as the Fund on behalf of the Manager’s other clients and funds will be included, which could result in a lower effective fee rate for the Fund. The Board also considered Barrow’s representation that clients of the Manager, including the Fund, have the most advantageous fee schedule offered to Barrow’s large cap and fixed income clients. After evaluating this information, the Board concluded that Barrow’s advisory fee rate under the Advisory Agreement was reasonable in light of the services to be provided to the Fund.

Economies of Scale. The Board considered Barrow’s representation that the fee schedule proposed for the Fund, which includes breakpoints, reflects economies of scale.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Benefits to be derived by Barrow from the relationship with the Fund. The Board considered Barrow’s representation that the proprietary research Barrow receives from brokers in connection with soft dollar transactions with respect to the Fund may be considered an indirect “fall-out” benefit to Barrow. The Board considered Barrow’s representation that Barrow receives no other direct or indirect “fall-out” benefits as a result of its relationship with the Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Barrow by virtue of its relationship with the Fund appear to be fair and reasonable.

Additional Considerations With Respect to Brandywine Global Investment Management, LLC

Performance of Brandywine. The Board considered that it was proposed that Brandywine would manage two separate sleeves of the Fund: a Large Cap Value Sleeve and a Fixed Income Sleeve. With respect to the Large Cap Value sleeve of the Fund, the Board evaluated the information provided by Brandywine and the Manager regarding the performance of the Brandywine’s Large Cap Value Composite relative to the performance of the Russell 1000 Value Index, the Morningstar Large Value Category and the Large Cap Value Peer Group. The Board considered representations made by the Manager and Brandywine that, for various periods ended December 31, 2016, Brandywine’s Large Cap Value Composite variously outperformed and underperformed the Russell 1000 Index, the Morningstar Large Value Category and the Large Cap Value Peer Group. The Board considered Brandywine’s representation that, among other factors, positions in the healthcare, consumer discretionary and materials sectors had contributed to underperformance during certain periods.

With respect to the Fixed Income Sleeve of the Fund, the Board evaluated the information provided by Brandywine and the Manager regarding the performance of Brandywine’s U.S. Fixed Income Composite relative to the performance of the Barclays Aggregate Index, the Fixed Income Peer Group and the Morningstar Intermediate Category. The Board considered representations made by the Manager and Brandywine that, for various periods ended December 31, 2016, the performance of Brandywine’s U.S. Fixed Income Composite was favorable relative to the Barclays Aggregate Index, the Morningstar Intermediate Category and the Fixed Income Peer Group.

Based on the foregoing information, the Board concluded that the historical investment performance record of Brandywine supported approval of the Advisory Agreement.

Comparisons of the amounts to be paid under the Advisory Agreement with those under contracts between Brandywine and its other clients. In evaluating the Advisory Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Brandywine on behalf of the Fund. The Board considered that Brandywine’s investment advisory fee rate under the Advisory Agreement would be paid to Brandywine by the Fund. The Board considered Brandywine’s representation that, in calculating the amount of assets under management for purposes of determining the applicable advisory fee rate for the Fund, all other assets managed by Brandywine in the same strategy as the Fund on behalf of the Manager’s other clients and funds will be included, which could result in a lower effective fee rate for the Fund. The Board also considered Brandywine’s representation that the proposed advisory fee rate for the Fund is less than the rate paid by any other fully discretionary separate account client in the balanced and large cap value strategies, but that other large sub-advisory clients may be able to access these strategies for a slightly lower fee if all or a substantial portion of their assets are non-discretionary and Brandywine does not have the responsibility for operations, trading execution and other service provided to discretionary clients. After evaluating this information, the Board concluded that Brandywine’s advisory fee rate under the Advisory Agreement was reasonable in light of the services to be provided to the Fund.

Economies of Scale. The Board considered that the fee schedule proposed for the Fund includes breakpoints, which reflect economies of scale. The Board also considered Brandywine’s representation that there are no significant further economies of scale to be realized in connection with the services that Brandywine proposes to provide to the Fund and that the proposed fee schedule is appropriate.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Benefits to be derived by Brandywine from the relationship with the Fund. The Board considered Brandywine’s representation that Brandywine and its clients may benefit when Brandywine executes portfolio transactions through full-service broker-dealers that provide Brandywine proprietary brokerage and research services. Based on the foregoing information, the Board concluded that the potential benefits accruing to Brandywine by virtue of its relationship with the Fund appear to be fair and reasonable.

Additional Considerations With Respect to Hotchkis and Wiley Capital Management, LLC

Performance of Hotchkis. The Board evaluated the information provided by Hotchkis and the Manager regarding the performance of Hotchkis’ portion of the American Beacon Balanced Fund and American Beacon Large Cap Value Fund and Hotchkis’ Large Cap Diversified Value Composite relative to the performance of the Russell 1000 Value Index, the S&P 500 Index, the Morningstar Large Value Category and the Large Cap Value Peer Group. The Board considered representations made by the Manager and Hotchkis that, for various periods ended December 31, 2016, Hotchkis’ portion of the American Beacon Balanced Fund and American Beacon Large Cap Value Fund and Hotchkis’ Large Cap Diversified Value Composite generally was favorable relative to the Russell 1000 Value Index and the S&P 500 Index and that the performance of Hotchkis’ Large Cap Diversified Value Composite was favorable relative to the Morningstar Large Value Category and the Large Cap Value Peer Group. The Board considered Hotchkis’ representation that, among other factors, stock selection in the utilities, telecommunications and energy sectors had contributed to underperformance during the 3-year period. Based on the foregoing information, the Board concluded that the historical investment performance record of Hotchkis supported approval of the Advisory Agreement.

Comparisons of the amounts to be paid under the Advisory Agreement with those under contracts between Hotchkis and its other clients. In evaluating the Advisory Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Hotchkis on behalf of the Fund. The Board considered that Hotchkis’ investment advisory fee rate under the Advisory Agreement would be paid to Hotchkis by the Fund. The Board considered Hotchkis’ representation that, in calculating the amount of assets under management for purposes of determining the applicable advisory fee rate for the Fund, all other assets managed by Hotchkis in the same strategy as the Fund on behalf of the Manager’s other clients and funds will be included, which could result in a lower effective fee rate for the Fund. The Board also considered Hotchkis’ representation that the current and proposed fee schedules for the Manager’s clients are significantly lower than the fee schedules for Hotchkis’ other existing clients and its standard fee schedule. In addition, the Board considered Hotchkis’ representation that Hotchkis has agreed that the fee charged to the Fund will be no more than the fee charged by Hotchkis to any similar client. After evaluating this information, the Board concluded that Hotchkis’ advisory fee rate under the Advisory Agreement was reasonable in light of the services to be provided to the Fund.

Economies of Scale. The Board considered Hotchkis’ representation that it believes that the breakpoints included in the proposed fee schedule are appropriate and reflect economies of scale associated with services to be provided to the Fund.

Benefits to be derived by Hotchkis from the relationship with the Fund. The Board considered Hotchkis’ representation that Hotchkis benefits from its association with the Fund. The Board also considered Hotchkis’ representation that it may benefit from the receipt of proprietary research from brokers in connection with soft dollar transactions. Based on the foregoing information, the Board concluded that the potential benefits accruing to Hotchkis by virtue of its relationship with the Fund appear to be fair and reasonable.

Additional Considerations With Respect to Lazard Asset Management LLC

Performance of Lazard. The Board evaluated the information provided by Lazard and the Manager regarding the performance of Lazard’s International Equity (ACW ex-US) Composite (“Lazard Composite”) relative to the performance of the MSCI All Country World ex-US Index (net of foreign taxes) (“MSCI Index”), the Morningstar Foreign Large Blend category (“Morningstar Foreign Category”) and a peer group of funds included in the Foreign

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Large Value Institutional Morningstar category with at least 10% of assets invested in emerging market countries (“Foreign Large Value Peer Group”). The Board considered representations made by the Manager and Lazard that, for various periods ended December 31, 2016, the performance of the Lazard Composite generally was favorable relative to the MSCI Index, the Morningstar Foreign Category and the Foreign Large Value Peer Group. Based on the foregoing information, the Board concluded that the historical investment performance record of Lazard supported approval of the Advisory Agreement.

Comparisons of the amounts to be paid under the Advisory Agreement with those under contracts between Lazard and its other clients. In evaluating the Advisory Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Lazard on behalf of the Fund. The Board considered that Lazard’s investment advisory fee rate under the Advisory Agreement would be paid to Lazard by the Fund. The Board considered Lazard’s representation that it currently does not sub-advise any mutual funds using the same strategy as that of the Fund, but that the Fund’s proposed fee schedule is the same as that of the fee schedule for Lazard’s portion of the American Beacon International Equity Fund and lower than the fee schedule for a separate account managed in the same strategy as the Fund. The Board also considered that, in calculating the amount of assets under management for purposes of determining the applicable advisory fee rate for the Fund, all other assets managed by Lazard in the same strategy as the Fund on behalf of the Manager’s other clients and funds will be included, which could result in a lower effective fee rate for the Fund. After evaluating this information, the Board concluded that Lazard’s advisory fee rate under the Advisory Agreement was reasonable in light of the services to be provided to the Fund.

Economies of Scale. The Board considered Lazard’s representation that any benefits resulting from economies of scale have been incorporated into the Fund’s proposed fee schedule, which includes breakpoints.

Benefits to be derived by Lazard from the relationship with the Fund. The Board considered Lazard’s representation that it generally will not receive any financial benefit other than the advisory fee paid by the Fund and research obtained through soft dollar equity commission credits.

Additional Considerations With Respect to Templeton Investment Counsel, LLC

Performance of Templeton. The Board evaluated the information provided by Templeton and the Manager regarding the performance of Templeton’s Non-U.S. Equity Composite (“Templeton Composite”) relative to the performance of the MSCI Index, the Morningstar Foreign Category, the Foreign Large Value Peer Group and the eVestment Non-U.S. Diversified Equity peer group (“eVestment Peer Group”). The Board considered representations made by the Manager and Templeton that, for various periods ended December 31, 2016, the Templeton Composite variously outperformed and underperformed the MSCI Index the eVestment Peer Group, the Morningstar Foreign Category and the Foreign Large Value Peer Group. The Board considered Templeton’s representation that, among other factors, an overweight position in the energy sector detracted from performance in 2014 and positioning among the financial and health care sectors detracted from performance in 2016. The Board also considered Templeton’s representation that it maintains conviction in the strategy’s positioning going forward. Based on the foregoing information, the Board concluded that the historical investment performance record of Templeton supported approval of the Advisory Agreement.

Comparisons of the amounts to be paid under the Advisory Agreement with those under contracts between Templeton and its other clients. In evaluating the Advisory Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Templeton on behalf of the Fund. The Board considered that Templeton’s investment advisory fee rate under the Advisory Agreement would be paid to Templeton by the Fund. The Board considered Templeton’s representation that the Fund’s proposed fee schedule is the same as that of the fee schedule for Templeton’s portion of the American Beacon International Equity Fund and that, excluding similar accounts established prior to November 1, 2015, Templeton does not offer any existing client of similar size and receiving comparable services a lower advisory fee than that charged to Templeton’s portion of the American Beacon International Equity Fund. The Board considered that, in calculating the amount of assets under

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

management for purposes of determining the applicable advisory fee rate for the Fund, all other assets managed by Templeton in the same strategy as the Fund on behalf of the Manager’s other clients and funds will be included, which could result in a lower effective fee rate for the Fund. After evaluating this information, the Board concluded that Templeton’s advisory fee rate under the Advisory Agreement was reasonable in light of the services to be provided to the Fund.

Economies of Scale. The Board considered Templeton’s representation that it is not aware of specific, material effects on economies of scale that result from the Templeton’s relationship with the Fund. The Board also noted that the proposed advisory fee includes breakpoints.

Benefits to be derived by Templeton from the relationship with the Fund. The Board considered Templeton’s representation that it may benefit indirectly from its relationship with the Fund, including reputational benefits and the ability to include Templeton’s portion of the Fund in its composite. The Board also considered Templeton’s representation that it may receive research and other services obtained with client commissions generated by the Fund.

Additional Considerations With Respect to Aristotle Capital Management, LLC

Performance of Aristotle. The Board evaluated the information provided by Aristotle and the Manager regarding the performance of Aristotle’s Value Equity Composite relative to the performance of the S&P 500 Index, the Russell 1000 Value Index, the Morningstar Large Value Category and the Large Cap Value Peer Group. The Board considered representations made by the Manager and Aristotle that, for various periods ended December 31, 2016, the performance of Aristotle’s Value Equity Composite generally was favorable relative to the S&P 500 Index, the Russell 1000 Value Index, the Morningstar Large Value Category and the Large Cap Value Peer Group. Based on the foregoing information, the Board concluded that the historical investment performance record of Aristotle supported approval of the Advisory Agreement.

Comparisons of the amounts to be paid under the Advisory Agreement with those under contracts between Aristotle and its other clients. In evaluating the Advisory Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Aristotle on behalf of the Fund. The Board considered that Aristotle’s investment advisory fee rate under the Advisory Agreement would be paid to Aristotle by the Fund. The Board considered Aristotle’s representation that the fee schedule proposed for the Fund is lower than Aristotle’s standard fee schedule and that Aristotle does not charge a lower advisory fee to other clients for comparable services. After evaluating this information, the Board concluded that Aristotle’s advisory fee rate under the Advisory Agreement was reasonable in light of the services to be provided to the Fund.

Economies of Scale. The Board considered Aristotle’s representation that the proposed fee schedule for the Fund, which includes breakpoints, reflects that economies of scale may be achieved as the Fund’s assets increase.

Benefits to be derived by Aristotle from the relationship with the Fund. The Board considered Aristotle’s representation that it may receive potential “fall-out” benefits as a result of its relationship with the Fund, including better trade execution and enhanced access to research.

Board’s Conclusion

Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or each Subadviser, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate under each Advisory Agreement is fair and reasonable and that the approval of each Advisory Agreement is in the best interests of the Fund and approved each Advisory Agreement.

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

The Trustees and officers of the American Beacon Institutional Funds Trust (the “Trust”) are listed below, together with their principal occupations during the past five years. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Funds and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name (Age)	Position and Length of Time Served with the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served with the Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee of American Beacon Funds since 1996 Trustee of American Beacon Select Funds since 1999	Trustee since 2017	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012).

NON-INTERESTED TRUSTEES

Gilbert G. Alvarado (47)	Trustee since 2015	Trustee since 2017	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present).

Joseph B. Armes (55)	Trustee since 2015	Trustee since 2017	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation , predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present).

Gerard J. Arpey (59)	Trustee since 2012	Trustee since 2017	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name (Age)	Position and Length of Time Served with the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served with the Trust	Principal Occupation(s) and Directorships During Past 5 Years
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (56)	Trustee since 2004	Trustee since 2017	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012).

Eugene J. Duffy (63)	Trustee since 2008	Trustee since 2017	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012).

Thomas M. Dunning (75)	Trustee since 2008	Trustee since 2017	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008-Present); Board Director, Oncor Electric Delivery Company LLC (2007-Present);) Trustee, American Beacon Mileage Funds (2008-2012).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Trustee since 2017 Chairman since 2017	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Trustee since 2017	Managing Principal, Longfellow Investment Management Company (2005-Present).

R. Gerald Turner (71)	Trustee since 2001	Trustee since 2017	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year
Gene L. Needles, Jr. (62)	President since 2017	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present).

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2017	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2017	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos (48)	VP since 2017	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (46)	VP Since 2017	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year
Melinda G. Heika (56)	Treasurer since 2017	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (53)	VP since 2017	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Jeffrey K. Ringdahl (42)	VP since 2017	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (53)	VP Since 2017	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer and Asst. Secretary since 2017	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year
Sonia L. Bates (60)	Asst. Treasurer since 2017	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Rebecca L. Harris (50)	Assistant Secretary since 2017	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (41)	Assistant Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

Delivery of Documents

To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas

This report is prepared for shareholders of the American Beacon Diversified Fund and may be distributed to others only if preceded or accompanied by a current Prospectus.

American Beacon Institutional Funds Trust and American Beacon Diversified Fund are service marks of American Beacon Advisors, Inc.

AR 10/17

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code March 24, 2017 to disclose the addition of the Institutional Funds Trust, disclose a change in the Principal Financial Officer and disclosure of conflicts due to Principal Officers serving in positions with affiliates, which also serve as sub-advisors. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$42,602	10/31/2017

(b)

Audit-Related Fees	Fiscal Year Ended
$0	10/31/2017

(c)

Tax Fees	Fiscal Year Ended
$0	10/31/2017

(d)

All Other Fees	Fiscal Year Ended
$0	10/31/2017

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•	to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•	to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$0	$54,542	N/A	10/31/2017

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Institutional Funds Trust

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President
American Beacon Institutional Funds Trust
Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President
American Beacon Institutional Funds Trust
Date: January 8, 2018

By	/s/ Melinda G. Heika
Melinda G. Heika Treasurer
American Beacon Institutional Funds Trust
Date: January 8, 2018